UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Prospect Capital Corporation

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PROSPECT CAPITAL CORPORATION
10 East 40th Street, 44th Floor
New York, New York 10016

October 19, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), to be held on Friday, December 11, 2009, at 10:30 a.m., Eastern Time, at the offices of the Company, 10 East 40th Street, 44th Floor, New York, New York 10016.

The notice of Annual Meeting and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company and to consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of the Company’s common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote in person at the meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

Sincerely yours,

John F. Barry III
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2009
PROXY STATEMENT
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 11, 2009

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 44th Floor
New York, New York 10016
(212) 448-0702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 11, 2009

To the Stockholders of Prospect Capital Corporation:

The Annual Meeting of Stockholders of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), will be held at the offices of the Company, 10 East 40th Street, 44th Floor, New York, New York 10016 on Friday, December 11, 2009, at 10:30 a.m., Eastern Time, for the following purposes:

1. To elect two Class II directors of the Company to serve until the Annual Meeting of Stockholders in 2012, in each case, until their successors are duly elected and qualify;

2. To consider and vote upon a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on October 15, 2009. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote in person at the meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer,
Treasurer and Secretary

New York, New York
October 19, 2009

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares in person.

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 44th Floor
New York, New York 10016
(212) 448-0702

PROXY STATEMENT

2009 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Prospect Capital Corporation, a Maryland Corporation (the “Company” or “we,” “us” or “our”), for use at our 2009 Annual Meeting of Stockholders to be held on Friday, December 11, 2009, at 10:30 a.m., Eastern Time, at our offices, 10 East 40th Street, 44th Floor, New York, New York 10016, and at any postponements or adjournments thereof (the “Meeting”). This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about October 19, 2009.

Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result of this, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Meeting. If holders of less than a majority of the outstanding shares are present in person or by proxy at the Meeting, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We have engaged a proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

We encourage you to vote, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors and FOR the other proposals listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously authorized a proxy.

If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting. Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the record date, October 15, 2009.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

For information on how to obtain directions to attend the Meeting in person, please contact our solicitor at (866) 721-1372.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON DECEMBER 11, 2009

The following materials relating to this Proxy Statement are available at http://www.amstock.com/Proxy Services/ViewMaterials.asp?CoNumber=13601:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting; and

•	the Company’s Annual Report for the fiscal year ended June 30, 2009.

Purpose of Meeting

The Meeting has been called for the following purposes:

1. To elect two Class II directors of the Company to serve until the Annual Meeting of Stockholders in 2012, in each case, until their successors are duly elected and qualify;

2. To consider and vote upon a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on October 15, 2009 (the “Record Date”). There were 54,672,155 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” will be treated as present for purposes of establishing a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have, or chooses not to exercise, discretionary authority to vote the shares.

If a quorum is not present at the Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Meeting or, if a stockholder vote is called, the stockholders who are present at the Meeting, may adjourn the Meeting from time to time to permit further solicitation of proxies.

Vote Required

Proposal I. Election of Directors.  The election of a director requires the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Stockholders may not cumulate their votes. If you vote to “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by vote of the holders of a majority of the outstanding shares, votes to “Withhold Authority”, abstentions and broker non-votes will have the effect of a vote against a nominee.

Proposal II. To Authorize the Company to Sell Shares of its Common Stock at a Price or Prices Below the Company’s Then Current Net Asset Value Per Share in One or More Offerings.  Approval of this proposal may be obtained in either of two ways. First, the proposal will be approved if it obtains the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Meeting that are not held by affiliated persons of the Company. For purposes of this alternative, the Investment Company Act of 1940, or 1940 Act, defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less. Second, the proposal will also be approved if it receives approval from a majority of the number of the beneficial holders of our common stock entitled to vote at the Meeting, without regard to whether a majority of such shares are voted in favor of the proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Additional Solicitation.  If a quorum is not present or there are not enough votes to approve a proposal at the Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders who are present in person or by proxy, may adjourn the Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.

If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

We will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Prospect Capital Management LLC, or PCM, the Company’s investment adviser and/or Prospect Administration LLC, or Prospect Administration, the Company’s administrator. PCM and Prospect Administration are located at 10 East 40th Street, 44th Floor, New York, New York 10016. Certain other members of the affiliated companies of PCM and Prospect Administration are referred to as “Manager.” No additional compensation will be paid to directors, officers or regular employees for such services.

The Company has also retained The Altman Group to assist in the solicitation of proxies for a fee of approximately $74,000, plus out-of-pocket expenses.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of September 30, 2009, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, and the executive officers and directors as a group. As of

September 30, 2009, there were no persons known to us who beneficially owned 5% or more of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, or the Commission, and includes voting or investment power with respect to the securities. Ownership information for those persons, if any, who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Commission and other information obtained from such persons, if available.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 10 East 40th Street, 44th Floor, New York, New York 10016.

	Number of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Percentage of Class(1)

Interested Directors
John F. Barry III(3)	1,585,181.29 (2)	3.0%
M. Grier Eliasek(4)	29,275.81	*
Independent Directors
Graham D.S. Anderson	4,500	*
Andrew C. Cooper	—	—
Eugene S. Stark	3,852.55	*
Executive Officers
Brian H. Oswald	7,125	*
Executive officers and directors as a group	1,629,934.65	3.0%

*	Represents less than one percent.

(1)	Based on a total of 54,672,155 shares of our common stock issued and outstanding as of September 30, 2009.

(2)	Includes indirect beneficial ownership of 901,815.76 shares of our common stock through PCM, the Company’s investment adviser.

(3)	Mr. Barry also services as the Chief Executive Officer of the Company.

(4)	Mr. Eliasek also serves as the Chief Operating Officer of the Company.

The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Company as of September 30, 2009. Information as to beneficial ownership is based on information furnished to the Company by the directors. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act.)

	Dollar Range of Equity
	Securities Beneficially
Name of Director	Owned(1)(2)(3)

Interested Directors
John F. Barry III	Over $	100,000	(4)
M. Grier Eliasek	Over $	100,000
Independent Directors
Graham D.S. Anderson		$10,001-$50,000
Andrew C. Cooper		None
Eugene S. Stark		$10,001-$50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(3)	The dollar range of our equity securities beneficially owned is based on the closing price of $10.71 on September 30, 2009 on The NASDAQ Stock Market.

(4)	Includes indirect beneficial ownership of 901,815.76 shares of our common stock through PCM, the Company’s investment adviser.

Proposal I: Election of Directors

Pursuant to our Bylaws, our Board of Directors may change the number of directors constituting the Board, provided that the number thereof shall never be less than three nor more than eight. In accordance with the Bylaws, we currently have five directors on our Board of Directors. Directors are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to being named in this Proxy Statement and to serve if elected.

The Board of Directors recommends that you vote FOR the election of the nominees named in this Proxy Statement.

Information about the Nominees and Directors

Certain information with respect to the Class II nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

NASDAQ rules require listed companies to have a Board of Directors with at least a majority of independent directors. Under NASDAQ rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. The Board of Directors, in connection with the 1940 Act and Marketplace Rule 5605(a)(2) of the NASDAQ Stock Market LLC, or NASDAQ, has considered the independence of members of the Board of Directors who are not employed by PCM and has concluded that Graham D.S. Anderson, Andrew C. Cooper and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Anderson, Cooper and Stark had no relationships with PCM or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Andrew C. Cooper and M. Grier Eliasek have each been nominated for election as a Class II director to serve until the Annual Meeting of Stockholders in 2012 and until his successor is duly elected and qualifies. Neither Mr. Cooper nor Mr. Eliasek is being proposed for election pursuant to any agreement or understanding with any other director or the Company.

Nominees for Class II Director — Term Expiring in 2012

Independent Director

The following director is not an “interested person” as defined in the Investment Company Act of 1940.

Other Directorships
	Position(s)	Term at Office		Held by Director
	Held with	and Length of	Principal Occupation(s)	or Nominee for
Name, Address and Age(1)	Company	Time Served	During Past 5 Years	Director(2)

Andrew C. Cooper, 48	Director	Class II Director since February 2009; Term expires 2009	Mr. Cooper is an entrepreneur, who over the last 11 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Site Management, Inc., a specialty finance company focusing on cell site easements, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company. Prior to that, Mr. Cooper focused on venture capital and investment banking for Morgan Stanley for 14 years.	Unison Site Management LLC, Brand Asset Digital LLC and Aquatic Energy, LLC

(1)	The business address of the director nominees and other directors and executive officers is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

Interested Director

The following director is an “interested person” as defined in the Investment Company Act of 1940.

Other
Directorships
	Position(s)	Term at Office		Held by Director
	Held with	and Length of	Principal Occupation(s)	or Nominee for
Name, Address and Age(1)	Company	Time Served	During Past 5 Years	Director(2)

M. Grier Eliasek, 36(3)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2009	President and Chief Operating Officer of the Company, Managing Director of PCM and Prospect Administration.	None

(1)	The business address of the director nominees and other directors and executive officers is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	Mr. Eliasek is an interested director due to his position as an officer of PCM.

Current Directors (not up for election at the Meeting)

Class I Director — Term Expiring in 2011

Independent Director

The following director is not an “interested person” as defined in the Investment Company Act of 1940.

Other
Directorships
		Term at Office		Held by Director
	Position(s)	and Length of	Principal Occupation(s)	or Nominee for
Name, Address and Age(1)	Held with Company	Time Served	During Past 5 Years	Director(2)

Graham D.S. Anderson, 44	Director	Class I Director since September 2008; Term expires 2011	General Partner of Euclid SR Partners from 2000 to present. From 1996 to 2000, Mr. Anderson was a General Partner of Euclid Partners, the predecessor to Euclid SR Partners.	None

(1)	The business address of the director nominees and other directors and executive officers is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

Class III Directors — Term Expiring in 2010

Independent Director

The following director is not an “interested person” as defined in the Investment Company Act of 1940

Other
Directorships
	Position(s)	Term at Office		Held by Director
	Held with	and Length of	Principal Occupation(s)	or Nominee for
Name, Address and Age(1)	Company	Time Served	During Past 5 Years	Director(2)

Eugene S. Stark, 51	Director	Class III Director since September 2008; Term expires 2010	Principal Financial Officer, Chief Compliance Officer and Vice President — Administration of General American Investors Company, Inc. from May 2005 to present. Prior to his role with General American Investors Company, Inc., Mr. Stark served as the Chief Financial Officer of Prospect Capital Corporation from January 2005 to April 2005. From May 1987 to December 2004 Mr. Stark served as Senior Vice President and Vice President with Prudential Financial, Inc.	None

(1)	The business address of the director nominees and other directors and executive officers is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

Interested Director

The following director is an “interested person” as defined in the Investment Company Act of 1940.

Other
Directorships
	Position(s)	Term at Office		Held by Director
	Held with	and Length of	Principal Occupation(s)	or Nominee for
Name, Address and Age(1)	Company	Time Served	During Past 5 Years	Director(2)

John F. Barry III, 57(3)	Director, Chairman of the Board, and Chief Executive Officer	Class III Director since June 2004; Term expires 2010	Chairman and Chief Executive Officer of the Company; Managing Director and Chairman of the Investment Committee of PCM and Prospect Administration since June 2004; Managing Director of Manager.	None

(1)	The business address of the director nominees and other directors and executive officers is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	Mr. Barry is an interested director due to his position as an officer of PCM.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. The Board of Directors does not have a compensation committee because the Company’s executive officers do not receive any direct compensation from the Company. For the fiscal year ended June 30, 2009, our Board of Directors held twenty-two Board meetings, eleven Audit Committee meetings, and five Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. A copy of the Audit Committee charter is included in Appendix A. The Audit Committee is presently composed of three persons: Messrs. Anderson, Cooper, and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under the Marketplace Rules of NASDAQ, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Anderson, Cooper and Stark were added to the Audit Committee concurrent with their election to the Board of Directors on September 15, 2008, February 12, 2009 and September 4, 2008, respectively.

The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our shareholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to shareholder ratification).

In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.

The Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee, or Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three persons: Messrs. Anderson, Cooper and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under the Marketplace Rules of NASDAQ, with Mr. Anderson serving as chairman of the committee. Messrs. Anderson, Cooper and Stark were added to the Nominating and Governance Committee concurrent with their election to the Board of Directors on September 15, 2008, February 12, 2009 and September 4, 2008, respectively.

The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the Marketplace Rules of NASDAQ and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors. A copy of the Nominating and Governance Committee charter is included in Appendix B.

Corporate Governance

Corporate Governance Guidelines

Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

Code of Conduct

We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct is an exhibit to our Annual Report on Form 10-K filed with the Commission, and can be accessed via the Internet site of the Commission at http://www.sec.gov. We intend to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

Code of Ethics

We, PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Internal Reporting and Whistle Blower Protection Policy

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Prospect Capital Corporation
Chief Compliance Officer
10 East 40th Street, 44th Floor
New York, New York 10016.

The Audit Committee Chairman may be contacted at:

Prospect Capital Corporation
Audit Committee Chairman
10 East 40th Street, 44th Floor
New York, New York 10016.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company. Stockholders may communicate with the Company or its Board of Directors by sending their communications to Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to the Board of Directors.

Information about Executive Officers Who Are Not Directors

	Position(s)	Term at Office
	Held with	and Length of	Principal Occupation(s)
Name, Address and Age(1)	Company	Time Served	During Past 5 Years

Brian H. Oswald, 48(2)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	November 2008 to present as Chief Financial Officer, Treasurer and Secretary and October 2008 to present as Chief Compliance Officer	Joined Prospect Administration as Managing Director in June 2008. Previously Managing Director in Structured Finance Group at GSC Group (2006 to 2008) and Chief Financial Officer at Capital Trust, Inc. (2003 to 2005)

(1)	The business address of Mr. Oswald is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016.

(2)	Mr. William E. Vastardis was the Chief Compliance Officer until September 30, 2008. On October 1, 2008, Brian H. Oswald assumed this role and effective November 11, 2008, Mr. Oswald also assumed the roles of Chief Financial Officer, Secretary and Treasurer, replacing Mr. Vastardis.

Compensation of Executive Officers and Directors

The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2009. No compensation is paid to the interested directors by the Company.

Compensation Table

		Pension or
		Retirement Benefits
	Aggregate	Accrued as Part of	Total Compensation
	Compensation from	the Company’s	Paid to
Name and Position	the Company	Expenses(1)	Director/Officer

Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Graham D.S. Anderson(3)	$67,750	None	$67,750
Andrew C. Cooper(4)	$32,381	None	$32,381
Eugene S. Stark(5)	$70,500	None	$70,500
Executive Officers
William E. Vastardis(6,7)	— (7)	None	— (7)
Brian H. Oswald(2)	None	None	None

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by PCM from the income PCM receives under the management agreement between PCM and us. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreement.

(3)	Mr. Anderson joined our Board of Directors on September 15, 2008.

(4)	Mr. Cooper joined our Board of Directors on February 12, 2009.

(5)	Mr. Stark joined our Board of Directors on September 4, 2008.

(6)	Mr. Vastardis served as Chief Compliance Officer from January 4, 2005 through September 30, 2008, and served as Chief Financial Officer and Treasurer from April 30, 2005 through November 11, 2008.

(7)	The compensation of William E. Vastardis for his service as Chief Financial Officer and Treasurer of the Company was paid by Vastardis Fund Services LLC, formerly our sub-administrator. Vastardis Fund Services was in turn paid by the Company at a monthly minimum rate of $33,333.33 or annual fees on gross assets of 0.20% on the first $250 million, 0.15% on the next $250 million, 0.10% on the next $250 million, 0.075% on the next $250 million and 0.05% over one billion. The compensation of William E. Vastardis for his service as Chief Compliance Officer of the Company was paid by Vastardis Compliance Services LLC. Vastardis Compliance Services LLC was in turn paid by the Company at a monthly rate of $6,250. In addition, the Company paid Vastardis Compliance Services LLC for certain other services at the rate of $270 per hour. Both Vastardis Fund Services LLC and Vastardis Compliance Services LLC determined the compensation to be paid to Mr. Vastardis with respect to the Company based on a case-by-case evaluation of the time and resources that were required to fulfill his duties to the Company. For the fiscal year ending June 30, 2009, the Company paid Vastardis Compliance Services LLC $18,750 for services rendered by Mr. Vastardis as Chief Compliance Officer. For the fiscal year ending June 30, 2009, the Company paid Vastardis Fund Services LLC approximately $827,083 for services required to be provided by Prospect Administration, including, but not limited to, (a) clerical, bookkeeping and record keeping services, (b) conducting relations with custodians, depositories, transfer agents and other third-party service providers and (c) furnishing reports to Prospect Administration and the Board of Directors of the Company of its performance of obligations. In addition, the fees paid to Vastardis Fund Service LLC covered the services rendered by Mr. Vastardis as our Chief Financial Officer and Treasurer.

Compensation of Directors

Effective January 12, 2009, the independent directors who serve on both committees of the Board receive an annual fee of $85,000 per director plus reimbursement of any reasonable out-of-pocket expenses incurred, the independent directors who serve on one committee of the Board receive an annual fee of $60,000 per director plus reimbursement of any reasonable out-of-pocket expenses incurred and the independent directors who do not serve on any committees of the board receive an annual fee of $11,250 per director plus reimbursement of any out-of-pocket expenses incurred.

Certain Relationships and Transactions

Transactions with Affiliated Persons

We have entered into an investment advisory agreement with PCM. Our Chairman of the Board is the sole member of and controls PCM. Our senior management may in the future also serve as principals of other investment managers affiliated with PCM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of PCM may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with PCM. However, our investment adviser and other members of the affiliated present and predecessor companies of PCM (previously defined as “Manager”) intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client.

In addition, pursuant to the terms of an administration agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. PCM is the sole member of and controls Prospect Administration.

We have no intention of investing in any portfolio company in which the Manager or any affiliate currently has an investment.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on our review of Forms 3, 4 and 5 filed by such persons, and information provided by our directors and officers, we believe that during the fiscal year ended June 30, 2009, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except that one Form 4 was filed one day late on behalf of John F. Barry III, Chief Executive Officer, for the purchase of shares of common stock due to an administrative error.

Independent Registered Public Accounting Firm

The 1940 Act requires that the Company’s independent registered public accounting firm be selected by a majority of the independent directors of the Company. One of the purposes of the Audit Committee is to recommend to the Company’s Board of Directors the selection, retention or termination of the independent registered public accounting firm for the Company. At a meeting held on September 21, 2009, the Company’s Audit Committee recommended and the Company’s Board, including a majority of the independent directors, approved the selection of BDO Seidman, LLP, or BDO, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010. Neither the 1940 Act nor the NASDAQ Marketplace Rules require that the Board’s selection of BDO be submitted for ratification by our shareholders. We expect that a representative of BDO will be present at the Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ending June 30, 2009, the Company’s Audit Committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report to stockholders. A copy of the Audit Committee report appears below.

The Audit Committee and the Board of Directors have considered the independence of BDO and have concluded that BDO is independent as required by Independence Standards Board Standard No. 1. In connection with their determination, BDO has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements included in the Company’s Annual Report on Form 10-K and a review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or services that are normally provided by BDO in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by the Company for its fiscal years ended June 30, 2009 and June 30, 2008 were $355,031 and $318,702, respectively. Audit fees incurred by Company for the audit of its internal controls under Sarbanes-Oxley Section 404 in conjunction with its fiscal years ended June 30, 2009 and June 30, 2008 were $114,600 and $111,300, respectively.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The Company incurred audit-related fees with Citrin Cooperman & Co. LLP in the amount of $74,445 and $58,287, respectively, for the annual review of its internal controls program under Sarbanes-Oxley Section 404 in connection with the fiscal years ended June 30, 2009 and June 30, 2008. Fees incurred by the Company for review of its shelf registration and secondary offerings were $317,639 and $155,422 for the fiscal years ended June 30, 2009 and June 30, 2008, respectively.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. The Company has a tax year end of August 31. Tax fees incurred by the Company were $19,800 and $11,500 for its tax years ended August 31, 2008 and August 31, 2007, respectively, and include services for BDO’s provision of tax preparation services and the execution and filing of the Company’s tax returns.

All Other Fees.  All other fees would include fees for products and services other than the services reported above. The Company incurred no such fees for the past two fiscal years.

Audit Committee Report1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2009.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and BDO Seidman, LLP, the Company’s independent registered public accounting firm (“BDO”), with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Company’s disclosure controls and procedures, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s disclosure controls and procedures are adequate and that the Company employs appropriate accounting and auditing procedures.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has discussed with BDO their independence from management and the Company, as well as the matters in the written disclosures received from BDO and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee received oral communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Company’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Company. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended June 30, 2009 be included in the Company’s Annual Report on Form 10-K for the same fiscal year for filing with the Commission. In addition, the Audit Committee has engaged BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010.

Respectfully Submitted,

The Audit Committee

Eugene S. Stark, Chairman
Graham D.S. Anderson
Andrew C. Cooper

September 21, 2009

Proposal II: Approval to Authorize the Company, with Approval of its Board of Directors, to Sell Shares of its Common Stock at a Price or Prices Below the Company’s
then Current Net Asset Value Per Share in One or More Offerings.

We are a closed-end investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, or NAV. Provisions of the 1940 Act, however, permit such a sale if approved by our stockholders and, in certain cases, if our Board of Directors makes certain determinations.

Pursuant to this provision, we are seeking the approval of our common stockholders so that we may, in one or more public or private offerings of our common stock, sell or otherwise issue shares of our common stock at a price below its then current NAV, subject to certain conditions discussed below. If approved, the authorization would be for an unlimited number of shares of our common stock at any level of discount from NAV per share and would be effective for a twelve month period expiring on the anniversary of the date the Meeting is concluded.

Reasons to Offer Common Stock below NAV

We believe that market conditions will continue to provide attractive opportunities to deploy capital. Over the past year, U.S. credit markets, including middle market lending, have experienced significant turbulence spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. This has led to significant stock price volatility for capital providers like us and has made access to capital more challenging for many firms, particularly those (unlike us) who have relied heavily on secured lending facilities. However, the change in market conditions also has had beneficial effects for capital providers, including more appropriate pricing of risk and contractual terms. Accordingly, for firms that continue to have access to capital, the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. Our ability to take advantage of these opportunities is dependent upon, among other things, our access to equity capital.

As a BDC and a regulated investment company, or RIC, for tax purposes, we are dependent on our ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to avoid being subject to U.S. federal income tax, which prevents us from using those earnings to support new investments. Further, BDCs must as a practical matter maintain a debt and preferred stock to common equity ratio of no more than 1:1, which requires us to finance our investments with at least as much common equity as debt and preferred stock in the aggregate. We maintain sources of liquidity through our maintenance of a credit facility and other means, but generally attempt to remain close to fully invested and do not hold substantial cash for the purpose of making new investments. Therefore, to continue to build our investment portfolio, and thereby support maintenance and growth of our dividends, we endeavor to maintain consistent access to capital through the public and private equity markets enabling us to take advantage of investment opportunities as they arise.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. Historically, our shares of common stock have traded in excess of net asset value, but recently our shares of common stock have traded at a discount to the net assets attributable to those shares. The following table lists the high and low sales prices for our common stock, and the sales price as a percentage of NAV. On September 30, 2009, the last reported closing sale price of our common stock was $10.71 per share.

				Premium	Premium
		Stock Price		(Discount) of High	(Discount) of
	NAV(1)	High(2)	Low(2)	to NAV	Low to NAV

Twelve Months Ending June 30, 2007
First quarter	$14.86	$16.77	$15.30	12.9%	3.0%
Second quarter	15.24	18.79	15.60	23.3%	2.4%
Third quarter	15.18	17.68	16.40	16.5%	8.0%
Fourth quarter	15.04	18.68	16.91	24.2%	12.4%
Twelve Months Ending June 30, 2008
First quarter	$15.08	$18.68	$14.16	23.9%	(6.1)%
Second quarter	14.58	17.17	11.22	17.8%	(23.0)%
Third quarter	14.15	16.00	13.55	13.1%	(4.2)%
Fourth quarter	14.55	16.12	13.18	10.8%	(9.4)%
Twelve Months Ending June 30, 2009
First quarter	$14.63	$14.24	$11.12	(2.7)%	(24.0)%
Second quarter	14.43	13.08	6.29	(9.4)%	(56.4)%
Third quarter	14.19	12.89	6.38	(9.2)%	(55.0)%
Fourth Quarter	12.40	10.48	7.95	(15.5)%	(35.9)%

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The net asset values shown are based on outstanding shares at the end of each period.

(2)	The High/Low stock price is calculated as of the closing price on a given day in the applicable quarter.

At the 2008 Annual Meeting of Stockholders held on February 12, 2009, the stockholders authorized the Company, with the approval of its Board of Directors, to issue shares of its common stock at a price below NAV. This authorization will expire on the one year anniversary of the completion of the 2008 Annual Meeting of Stockholders. Since the 2008 Annual Meeting of Stockholders, on March 19, 2009, April 27, 2009, May 26, 2009 and July 7, 2009, we completed public stock offerings for 1,500,000 shares, 3,680,000 shares, 7,762,500 shares and 5,175,000 shares of our common stock at $8.20 per share, $7.75 per share, $8.25 per share and $9.00 per share, raising $12,300,000, $28,520,000, $64,040,000 and $46,580,000 of gross proceeds, respectively. In addition, on August 20, 2009 and September 24, 2009, we completed private sales to institutional investors of 3,449,686 and 2,807,111 shares of our common stock at $8.50 and $9.00 per share, raising $29,322,000 and $25,264,000 of gross proceeds, respectively.

The Board of Directors believes that having the flexibility to issue our common stock below NAV in certain instances is in the best interests of stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. We could also expend considerable time and resources on a capital raise advantageous for shareholders, but be forced to abandon it solely due to stock market activity causing our stock price to dip momentarily below our NAV. Even if we are able to access the capital markets, there is no guarantee that we will grow over time and continue to pay steady or increasing dividends. In addition, the Board believes that the Company’s sales of common stock at less than NAV per share during 2009 have provided the Company with capital strength and flexibility and contributed to the strengthening of the stock price of the Company’s common stock.

Conditions to Sales Below NAV

If this proposal is approved by a majority (as defined under “— Required Vote” below) of the outstanding shares of common stock entitled to vote on the matter and is not also approved by a majority of the number of beneficial holders of our common stock entitled to vote on the matter, we will only sell shares of our common stock pursuant to such authority at a price below NAV per share if the following conditions are met:

•	a majority of our independent directors who have no financial interest in the sale have approved the sale; and

•	a majority of such directors, who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount, which could be substantial.

If this proposal is approved by a majority of the number of beneficial holders of our common stock entitled to vote on the matter, we may sell shares of our common stock at a price below NAV per share without satisfying the foregoing conditions.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of our common stock. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder’s interest in our earnings and assets and their voting interests than the increase in our assets resulting from such issuance. Our Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance. Our Board of Directors also will consider, among other things, the fact that sales of common stock at a discount to net asset value will benefit the Company’s investment advisor as the investment advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share. In addition, if we are not successful with this proposal, we might be required to utilize a rights offering in order to access the equity markets if we trade below NAV. We believe that a rights offering might result in raising additional equity at a lower price per share than an offering done as a result of this proposal, because a rights offering requires a long registration process and marketing period which might result in greater share price erosion.

The 1940 Act establishes a connection between common stock sale price and NAV because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces net asset value per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

Stockholders should also be aware that we have previously obtained stockholder approval to sell warrants, options or rights to subscribe to, convert or to purchase our voting securities if the issuance of such securities is approved by a majority of our directors who have no financial interest in such issuance and a majority of our independent directors. In accordance with the 1940 Act, the price of such voting securities may be less than NAV per share.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following chart illustrates the level of NAV dilution that would be experienced by a stockholder who does not participate in the offering. It is not possible to predict the level of market price decline that may occur. NAV has not been finally determined for any day after June 30, 2009. The table below is shown based upon the pro-forma NAV calculated by us taking into account the dilutive effects on our NAV per share of our dividend paid on July 20, 2009 and our issuance of shares in connection with our dividend reinvestment plan on July 20, 2009 and our July 7, 2009, August 20, 2009 and September 24, 2009 sales noted above. For purposes of illustration, the table below assumes that our June 30, 2009 NAV per share has been reduced by 9.52% to $11.22 per share as a result of the foregoing transactions. The following example assumes a sale of 5,500,000 shares at a sales price to the public of $10.00 with a 5% underwriting discount and commissions and $275,000 of expenses ($9.45 per share net).

	Prior to Sale	Following	%
	Below NAV	Sale	Change

Offering Price
Price per Share to Public		$10.00
Net Proceeds per Share to Issuer		$9.45
Decrease to NAV
Total Shares Outstanding	54,672,155	60,172,155	10.06%
NAV per Share	$11.22	$11.06	(1.44)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	54,672	54,672	0.00%
Percentage Held by Stockholder A	0.10%	0.09%	(9.14)%
Total NAV Held by Stockholder A	$613,623	$604,759	(1.44)%
Total Investment by Stockholder A (Assumed to be $11.22 per Share)		$613,623
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(8,864)
NAV per Share Held by Stockholder A after offering		$11.06
Investment per Share Held by Stockholder A (Assumed to be $11.22 on Shares Held Prior to Sale)	$11.22	$11.22
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.16)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.44)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in the offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the offering for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 2,750 shares, which is 0.05% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 8,250 shares, which is 0.15% of the offering rather than its 0.10% proportionate share). NAV has not been finally determined for any day after June 30, 2009. The table below is shown based upon the pro-forma NAV calculated by us taking into account the dilutive effects on our NAV per share of our dividend paid on July 20, 2009 and our issuance of shares in connection with our dividend reinvestment plan on July 20, 2009 and our July 7, 2009, August 20, 2009 and September 24, 2009 sales noted above. For purposes of illustration, the table below assumes that our June 30, 2009 NAV per share has been reduced by 9.52% to $11.22 per share as a result of the foregoing transactions. The following example assumes a sale of 5,500,000 shares at a sales price to the public of $10.00 with a 5% underwriting discount and commissions and $275,000 of expenses ($9.45 per share net).

		50%		150%
		Participation		Participation
	Prior to Sale	Following	%	Following	%
	Below NAV	Sale	Change	Sale	Change

Offering Price
Price per Share to Public		$10.00		$10.00
Net Proceeds per Share to Issuer		$9.45		$9.45
Decrease/Increase to NAV
Total Shares Outstanding	54,672,155	60,172,155	10.06%	60,172,155	10.06%
NAV per Share	$11.22	$11.06	(1.44)%	$11.06	(1.44)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	54,672	57,422	5.03%	62,922	15.09%
Percentage Held by Stockholder A	0.10%	0.10%	(4.57)%	0.10%	4.57%
Total NAV Held by Stockholder A	$613,623	$635,179	3.51%	$696,017	13.43%
Total Investment by Stockholder A (Assumed to be $11.22 per Share on Shares held Prior to Sale)		$641,123		$696,123
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$(5,944)		$(106)
NAV per Share Held by Stockholder A		$11.06		$11.06
Investment per Share Held by Stockholder A (Assumed to Be $11.22 on Shares Held Prior to Sale)	$11.22	$11.16		$11.06
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.10)		$0.00
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(0.93)%		(0.02)%

Required Vote

Approval of this proposal may be obtained in either of two ways. First, the proposal will be approved if we obtain the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% stockholders. For purposes of this alternative, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is less. Second, the proposal will also be approved if we receive approval from a majority of the number of the beneficial holders of our common stock entitled to vote at the Meeting, without regard to whether a majority of such shares are voted in favor of the proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

The Board of Directors recommends that you vote “FOR” the proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings.

Financial Statements and Other Information

We will furnish, without charge, a copy of our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 10 East 40th Street, 44th Floor, New York, New York 10016 (Telephone Number (212) 448-0702).

Privacy Policy

It is our policy to safeguard the privacy of nonpublic, personal information regarding our individual stockholders.

What We Do To Protect Personal Information of Our Stockholders

We protect personal information provided to us by our stockholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards to protect consumer information and regularly review and update our systems to keep them current. We permit only authorized individuals, who are trained in the proper handling of stockholder information and who need to know this information to do their jobs, to have access to this information.

Personal Information That We Collect And May Disclose

As part of providing our stockholders with investment products or services, we may obtain the following types of nonpublic personal information:

•	information we receive from stockholders in subscription documents, on applications or other forms, such as their name, address, telephone number, social security number, occupation, assets and income; and

•	information about the value of a stockholder’s investment, account activity and payment history.

When We May Disclose Personal Information About Our Stockholders To Unaffiliated Third Parties

We will not share nonpublic personal information about our stockholders collected, as described above, with unaffiliated third parties except:

•	at a stockholder’s request;

•	when a stockholder authorizes us to process or service a transaction, for example in connection with an initial or subsequent investment (unaffiliated third parties in this instance may include service providers such as a custodian, data processor or printer);

•	with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements and who agree to use the information only for the purposes for which we disclose such information to them; or

•	when required by law to disclose such information to appropriate authorities.

We do not otherwise provide nonpublic information about our stockholders to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law. We never sell information about stockholders or their accounts.

What We Do With Personal Information About Our Former Stockholders

If a stockholder decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such stockholder and his/her account.

Other Business

Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Meeting, the persons named as proxies will vote upon them in their discretion.

Submission of Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s 2010 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2010 Proxy Statement, a stockholder proposal must be received in writing not less than 120 calendar days before the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting and must otherwise comply with Rule 14a-8 under the Exchange Act. Accordingly, a stockholder proposal of business intended to be considered at the 2010 Annual Meeting must be received by the Secretary not later than June 21, 2010 to be eligible for inclusion in our 2010 Proxy Statement. While the Board of Directors will consider stockholder proposals, the Company reserves the right to omit from the Company’s Proxy Statement any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

In addition, our Bylaws contain an advance notice provision with respect to director nominations and with respect to proposals for business, whether or not included in our proxy statement. Our Bylaws currently provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting, written notice containing the information required by the Bylaws generally must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, under our current Bylaws, a stockholder nomination for director or proposal of business intended to be considered at the 2009 Annual Meeting must be received by the Secretary not earlier than May 22, 2010, and not later than 5:00 p.m., Eastern Time, on June 21, 2010. Proposals should be addressed to Corporate Secretary, c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,

Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

New York, New York
October 19, 2009

Appendix A

PROSPECT CAPITAL CORPORATION
(THE “CORPORATION”)

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors of the Corporation, pursuant to authority delegated to it by the Board, to monitor (1) the integrity of the financial statements of the Corporation, (2) the independent auditor’s qualifications and independence, (3) the performance of the Corporation’s internal audit function and independent auditors, and (4) the compliance by the Corporation with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the Securities and Exchange Commission (the “Commission”) to be included in the Corporation’s annual proxy statement.

Committee Membership and Function

The Audit Committee of the Corporation shall at all times have at least three members and be composed solely of Independent Board Members. “Independent Board Members” are Corporation Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Corporation, (ii) are “independent directors” (as defined in NASDAQ Marketplace Rule 4200(a)(15), (iii) have not participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years, and (iv) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission, including the requirement that they not accept directly or indirectly any consulting, advisory, or other compensation from the Corporation or any subsidiary thereof (other than Directors’ fees received in his or her capacity as a member of the Audit Committee, Board of Directors or another committee of the Board of the Corporation or such subsidiary). The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies, and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Board Members. The members of the Audit Committee shall select its Chairman.

As a matter of best practices, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002 and rules adopted thereunder from time to time (“Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including, but not limited to, a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial experts” and any related disclosure to be made concerning this matter. If a vacancy exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board will, as a matter of best practices, endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” will not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability imposed on the designee as a member of the Audit Committee and of the Board of Directors.

Notwithstanding the foregoing, for so long as the Corporation’s common stock is listed on The Nasdaq Stock Market, LLC National Market (i) the Audit Committee shall at all times have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and (ii) all members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

Committee Authority and Responsibilities

The function of the Audit Committee is oversight. Management2 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Corporation’s shareholders. The Audit Committee has the sole authority and responsibility to select, evaluate and, where appropriate, replace the Corporation’s independent accountants (subject, if applicable, to Board ratification.)

In fulfilling their responsibilities thereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Corporation and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by the officers and employees of the Corporation, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Corporation. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

The Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain experts, independent counsel or consultants at the expense of the Corporation. The Audit Committee shall also be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall review this Charter at least once annually and recommend any changes to this Charter that it deems appropriate to the full Board of Directors. The Audit Committee shall have such further responsibilities as are given to it from time to time by the Board of Directors. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

2 For purposes of this Charter, the term management means the appropriate officers of the Corporation, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of the Corporation, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants).

2

Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

Retention of Independent Accountants and Approval of Services

1. To select or retain each year a firm or firms of independent accountants to audit the accounts and records of the Corporation, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate.

2. To pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law3.

3. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Oversight of the Corporation’s Relationship with the Independent Accountants

4. To obtain and review a report from the independent accountants at least annually regarding:

(a) the independent accountants’ internal quality-control procedures;

(b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c) any steps taken to deal with any such issues; and

(d) all relationships between the independent accountants and the Corporation.

5. To evaluate the qualifications, performance and independence of the independent accountants, including the following:

(a) evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Corporation;

(b) considering whether the accountant’s quality controls are adequate;

(c) considering whether the provision of permitted non-audit services is compatible with maintaining the accountant’s independence; and

(d) taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function).

The Audit Committee shall present its conclusions with respect to the independent accountants to the Board.

6. To ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. To consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.

3 In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Corporation by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Corporation’s independent accountants to the Corporation’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Corporation if the engagement relates directly to the operations and financial reporting of the Corporation.

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7. To recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Corporation.

8. To discuss with the national office of the independent accountants issues on which they were consulted by the Corporation’s audit team and matters of audit quality and consistency.

9. To consider the effect on the Corporation of:

(a) any changes in accounting principles or practices proposed by management or the independent accountants;

(b) any changes in service providers, such as the Corporation’s accountants or administrators, that could impact the Corporation’s internal controls; and

(c) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources.

10. To review a presentation by the independent accountants with respect to the Corporation’s qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

11. To annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Corporation, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence.

12. To interact with the Corporation’s independent accountants, including reviewing and, where necessary, resolving disagreements that have arisen between management and the independent accountants regarding financial reporting.

Financial Statements and Disclosure Matters

13. To review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

14. To review and discuss with management and the independent accountants the Corporation’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements.

15. To meet with the Corporation’s independent accountants at least four times during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate.

(a) to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

(b) to review the Corporation’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c) to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Corporation’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d) to review with the independent accountants their opinions as to the fairness of the financial statements;

4

(e) to review and discuss quarterly reports from the independent accountants relating to:

(1) all critical accounting policies and practices to be used;

(2) all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

(3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

Compliance Oversight

16. To obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

17. To investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Corporation operations.

18. To establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

(a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

(b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

19. To discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s financial statements or accounting policies.

20. To discuss with the Corporation’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Oversight of Corporation’s Internal Control Function

21. To recommend to the Board of Directors the appointment of the Corporation’s principal accounting officer and principal financial officer.

22. To consider whether to grant any approvals or waivers sought under the Corporation’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and listing standards under NASDAQ Marketplace Rule 4350.

23. To review any alleged violations under the Corporation’s Code and to make any recommendations to the Board of Directors as it deems appropriate.

24. To require the Treasurer or other appropriate officers of the Corporation, internal accounting staff, and individuals with internal audit responsibilities, on such reasonable notice as the Audit Committee may provide, to meet with the Audit Committee for consultation on audit, accounting and related financial matters.

25. To review disclosures made to the Audit Committee by the Corporation’s chief executive officer and chief financial officer, or persons performing similar roles, during their certification process for the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q concerning any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

26. To monitor calculations of the incentive fee payable to the corporation’s investment adviser in order to manage any potential conflicts of interest and to quarterly review calculations used to determine the amount of such incentive fee and require the Corporation’s investment adviser to report any unusual items that materially affected such calculations.

5

27. To discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

Fair Value Procedures

28. Review and provide comments to the investment adviser and independent valuation firm regarding the preliminary valuation conclusions provided by the investment professionals responsible for the portfolio investment.

29. Review comments provided by the investment adviser and independent valuation firm in response to the Audit Committee comments regarding the preliminary valuation.

Compensation

30. Compensation of the chief financial officer shall be recommended to the Board for determination.

Other

31. To report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.

Committee Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The Chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Corporation’s minute book. The Audit Committee may invite any Director who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Audit Committee, in its sole discretion, considers appropriate.

One third, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Board Member.

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Appendix B

PROSPECT CAPITAL CORPORATION
(THE “CORPORATION”)

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
CHARTER

Purpose

The purpose of the Nominating and Corporate Governance Committee is to select qualified nominees to be elected to the board of directors (the “Board of Directors”) of the Corporation by the Corporation’s stockholders at the annual stockholder meeting, select qualified nominees to fill any vacancies on the Board of Directors or a Committee thereof (consistent with criteria approved by the Board of Directors), develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Corporation, oversee the evaluation of the Board of Directors and management, and undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee.

Membership Requirements

The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this Nominating and Corporate Governance Committee Charter, “Independent Directors” are Corporation Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Corporation; and (ii) are “independent directors” (as defined in NASDAQ Marketplace Rule 4200(a)(15); and (iii) any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The members of the Nominating and Corporate Governance Committee shall be appointed annually by the Board of Directors and may be removed at any time, with or without cause, by the Board of Directors. The Chairman of the Nominating and Corporate Governance Committee will be appointed by the members of the Nominating and Corporate Governance Committee.

Authority

In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer; provided, however, that the Nominating and Corporate Governance Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Nominating and Corporate Governance Committee as a whole.

Responsibilities

The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose.

The Nominating and Corporate Governance Committee shall:

A. Select a replacement Director when a vacancy on the Board of Directors (or a committee thereof) occurs or is anticipated.

B. Establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:

1. to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NASDAQ Stock Market, Inc., and any other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Charter; and

2. the ability to contribute to the effective management of the Corporation, taking into account the needs of the Corporation and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industry in which the Corporation operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate.

C. Consider stockholder recommendations for possible nominees for election as members of the Board of Directors.

D. Annually evaluate the qualifications of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Corporation and tenure of its members, and of the Board of Director’s anticipated needs.

E. Upon a significant change in a member of the Board of Director’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director’s service to the Board, review, as appropriate the continued Board membership of such member.

F. Report to the Board of Directors its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

G. Review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board of Directors for approval.

H. Conduct an annual evaluation of the Board and each committee to determine whether each of them is functioning effectively, and submit a report to the full Board at the end of the review. The Nominating and Corporate Governance Committee will discuss the review with the full Board following the end of each fiscal year.

I. The Nominating and Corporate Governance Committee shall monitor compliance with the Corporation’s Code of Conduct under the Sarbanes Oxley Act of 2002 and the Listing Standards of the NASDAQ Stock Market, Inc., including reviewing with the Chief Compliance Officer the adequacy and effectiveness of the Corporation’s procedures to ensure proper compliance with the Code of Conduct. The Committee may also recommend amendments to the Corporation’s Code of Conduct to the Board of Directors as the Committee deems appropriate.

Meetings

Subject to the By-Laws and resolutions of the Board of Directors, the Nominating and Corporate Governance Committee shall meet not less than once a year at such time as the Chairman of the Nominating and Corporate Governance Committee shall designate. The Chairman of the Nominating and Corporate Governance Committee shall develop and set the Nominating and Corporate Governance Committee’s agenda, in consultation with the other members of the Nominating and Corporate Governance Committee. Each member of the Board of Directors and members of management are free to suggest the inclusion of items on the agenda. The agenda and information concerning the business to be conducted at each Nominating and Corporate Governance Committee meeting shall, to the extent practical, be distributed to the members of the Nominating and Corporate Governance Committee sufficiently in advance of each meeting to permit meaningful review. The Nominating and Corporate Governance Committee shall fix its own rules of procedure, and a majority of the number of members then serving on the Nominating and Corporate Governance Committee shall constitute a quorum. The Nominating and Corporate Governance Committee shall keep minutes of its meetings, and all action taken by it shall be reported to the Board of Directors.

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ANNUAL MEETING OF STOCKHOLDERS OFPROSPECT CAPITAL CORPORATIONDecember 11, 2009PROXY VOTING INSTRUCTIONSFOR FASTER, MORE CONVENIENT PROXY AUTHORIZATION BY TELEPHONE OR INTERNETMAIL — Date, sign and mail your proxy card in theenvelope provided as soon as possible.- OR -TELEPHONE — Call toll-free 1-866-721-1372- OR -INTERNET — Access “www.proxyweb.com” and follow the on-screen instructions. Have your proxy card available when you acce ss the web page.Please be sure to date and sign the proxy card in the spaces provided on the reverse side.Please detach along perforated line and mail in the envelope provided.Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSALS 1 AND “FOR” PROPOSAL 2xFOR AGAINST ABSTAIN1.To elect the following nominees as directors of the Comp any in thet2. To approve a proposal to authorize the Company, with Class indicated below.approval of its Board of Directors, to sell shares of its commonstock at a price or prices below the Company’s then currentnet asset value per share in one or more offerings.NOMINEES:FOR ALL NOMINEES O Andrew C. Cooper — Class II3. To vote and otherwise represent the undersigned on such other O M. Grier Eliasek — Class IIbusiness that may properly come before the Meeting, including WITHHOLD FROM ALL the adjournment or postponement thereof, if proposed, or at anyNOMINEES adjournment or postponement thereof.FOR ALL EXCEPT*(See instructions below)This proxy is solicited on behalf of the Board of Directors of through Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” election of the Directors and “FOR” proposal 2.INSTRUCTION: *To withhold authority to vote for any n ominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line above. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature(s) of StockholderDate:Title(s), if applicableNote: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxiesshould be signed by an authorized person indicating the person’s title.

PROSPECT CAPITAL CORPORATIONANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2009PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the “Company”), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the offices of the Company, 10 East 40th Street, 40th Floor, New York, New York 10016, on Friday, December 11, 2009, at 10:30 a.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Meeting.The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” each of the other proposals described in the accompanying Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxies named above on any other matter that may properly come before the Meeting, including a motion to adjourn the Meeting or postpone the Meeting to another time and/or place for the purpose of soliciting additional proxies, or any adjournment or postponement thereof.PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT AUTHORIZING APROXY BY PHONE OR INTERNET.(Continued and to be signed on the reverse side)14475